Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the registration statements of Vornado Realty Trust, as listed in Appendix I, of our report dated March 1, 2010, with respect to the consolidated balance sheets of Lexington Realty Trust and subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of operations, comprehensive income (loss), changes in equity, and cash flows for each of the years in the three-year period ended December 31, 2009, and the related financial statement schedule, not included herein, which report appears in the Annual Report on Form 10-K for the year ended December 31, 2009 of Lexington Realty Trust.  The 2008 financial statements of Lex-Win Concord LLC (“Concord”), a 50 percent-owned investee company, were audited by other auditors whose report was furnished to us, and our opinion on the Company’s consolidated financial statements as of and for the year ended December 31, 2008, insofar as it relates to the amounts included for Concord, is based solely on the report of the other auditors.

(signed) KPMG LLP

New York, New York

March 1, 2010

Appendix I

Registration statements of Vornado Realty Trust:

Registration Statement No. 333-68462 on Form S-8

Amendment No. 1 to Registration Statement No. 333-36080 on Form S-3

Registration Statement No. 333-64015 on Form S-3

Amendment No.1 to Registration Statement No. 333-50095 on Form S-3

Registration Statement No. 333-52573 on Form S-8

Registration Statement No. 333-29011 on Form S-8

Registration Statement No. 333-09159 on Form S-8

Registration Statement No. 333-76327 on Form S-3

Amendment No.1 to Registration Statement No. 333-89667 on Form S-3

Registration Statement No. 333-81497 on Form S-8

Registration Statement No. 333-102216 on Form S-8

Amendment No.1 to Registration Statement No. 333-102215 on Form S-3

Amendment No.1 to Registration Statement No. 333-102217 on Form S-3

Registration Statement No. 333-105838 on Form S-3

Registration Statement No. 333-107024 on Form S-3

Registration Statement No. 333-109661 on Form S-3

Registration Statement No. 333-114146 on Form S-3

Registration Statement No. 333-114807 on Form S-3

Registration Statement No. 333-121929 on Form S-3

Amendment No. 1 to Registration Statement No. 333-120384 on Form S-3

Registration Statement No. 333-126963 on Form S-3

Registration Statement No. 333-139646 on Form S-3

Registration Statement No. 333-141162 on Form S-3

Registration Statement No. 333-150592 on Form S-3

Registration Statement No. 333-150593 on Form S-8

Joint registration statements of Vornado Realty Trust and Vornado Realty L.P. :

Amendment No. 4 to Registration Statement No. 333-40787 on Form S-3

Amendment No. 4 to Registration Statement No. 333-29013 on Form S-3

Registration Statement No. 333-108138 on Form S-3

Registration Statement No. 333-122306 on Form S-3

Registration Statement No. 333-138367 on Form S-3

Registration Statement No. 333-162775 on Form S-3